CERTIFICATE

The undersigned, President and Principal Executive Officer of Zacks Trust (the “Trust”), hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on April 15, 2024, and is in full force and effect:

WHEREAS, the Trust, a trust organized under the laws of the State of Delaware, has filed with the SEC under the provisions of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, a Registration Statement on Form N-1A (the “Registration Statement”), with respect to the issuance and sale of the shares of the Trust.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the Trustees of the Trust hereby constitute and appoint each of Arthur Don and/or Richard Cutshall and/or Mitch Zacks and/or Bernard Brick, as attorney for them and in their name, place and stead, to execute and file any amendments to the Trust’s Registration Statement and to execute and file any necessary filings with the regulatory agencies, including the SEC, as required, granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

Dated: April 15, 2024

ZACKS TRUST

/s/ Mitch Zacks
Mitch Zacks President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Zacks Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Arthur Don and/or Richard Cutshall and/or Bernard Brick, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Mitch Zacks is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Mitch Zacks, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April 2024.

/s/ Mitch Zacks
Mitch Zacks Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Zacks Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Arthur Don and/or Richard Cutshall and/or Mitch Zacks and/or Bernard Brick, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which David Kaufman is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of David Kaufman, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April 2024.

/s/ David Kaufman
David Kaufman Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Zacks Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Arthur Don and/or Richard Cutshall and/or Mitch Zacks and/or Bernard Brick, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Stuart Kaufman is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Stuart Kaufman, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April 2024.

/s/ Stuart Kaufman
Stuart Kaufman Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Zacks Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Arthur Don and/or Richard Cutshall and/or Mitch Zacks and/or Bernard Brick, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Donald Ralph is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Donald Ralph, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April 2024.

/s/ Donald Ralph
Donald Ralph Treasurer, Principal Accounting Officer, and Principal Financial Officer